UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2021

AUGMEDIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56036	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Sutter Street, Suite 1300, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 669-4885

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) 2020 Equity Incentive Plan

As described under Item 5.07 of this Current Report on Form 8-K, at the 2021 Annual Meeting of stockholders (the “Annual Meeting”) of Augmedix, Inc. (the “Company”) held on July 1, 2021, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the amendment and restatement of the Company’s 2020 Equity Incentive Plan (the “Amended 2020 Plan”) to increase the number of shares of common stock issuable under the Amended 2020 Plan by 643,761 to 2,977,011 shares and increase the number of shares that can be awarded as incentive stock options by 1,287,322 shares to 3,287,322 shares..

A summary of the Amended 2020 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on June 8, 2021 (the “Proxy Statement”), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the Amended 2020 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of the Company held on July 1, 2021, the Company’s stockholders voted on three proposals and cast their votes as described below. The proposals are set forth in the Proxy Statement. There were 27,092,826 shares of the Company’s common stock outstanding on the record date for the Annual Meeting.

Proposal 1: The Company’s stockholders elected two (2) nominees to the Board, as Class I directors, each to hold office for a three-year term and until the 2024 annual meeting or until his or her successor is duly elected and qualified.

NAME	FOR	WITHHELD	BROKER NON-VOTES
Joseph Marks, Ph.D.	21,152,879	1,179	752,657
Ian Shakil	21,152,879	1,179	752,657

Proposal 2: The Company’s stockholders approved the Amended 2020 Plan to increase the number of shares reserved for grant, as set forth below.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,059,923	42,926	51,209	752,657

Proposal 3: The Company’s stockholders ratified the appointment of Frank, Rimerman + Co. LLP as the Company’s independent registered public accounting firm for the 2021, as set forth below.

FOR	AGAINST	ABSTAIN
21,905,506	0	1,209

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Augmedix, Inc. 2020 Equity Incentive Plan, as amended and restated effective July 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Dated: July 8, 2021	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer

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